TFI SUM SUP-1 030615

Summary Prospectus Supplement dated March 6, 2015

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, A2, C, Y and R5 shares of the Fund listed below:

Invesco Limited Term Municipal Income Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
William Black	Portfolio Manager	2015
Thomas Byron	Portfolio Manager	2011
Mark Paris	Portfolio Manager	2015
James Phillips	Portfolio Manager	2015
Robert Stryker	Portfolio Manager	2011
Julius Williams	Portfolio Manager	2015
Robert Wimmel	Portfolio Manager	2011”

TFI SUM SUP-1 030615